GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Oct. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS	GOODWILL AND OTHER INTANGIBLE ASSETS
The following table presents goodwill balances and the movements for each of our reportable segments during the years ended October 31, 2023 and 2024:

	Life Sciences and Diagnostics Markets	Agilent CrossLab	Applied Markets	Total
	(in millions)
Goodwill as of October 31, 2022	$2,486	$1,165	$301	$3,952
Foreign currency translation impact	1	1	4	6
Goodwill arising from acquisitions and adjustments	15	—	—	15
Goodwill adjustment related to divestiture of business	(13)	$—	—	(13)
Goodwill as of October 31, 2023	$2,489	$1,166	$305	$3,960
Foreign currency translation impact	(15)	2	4	(9)
Goodwill arising from acquisitions and adjustments	526	—	—	526
Goodwill as of October 31, 2024	$3,000	$1,168	$309	$4,477

In the first quarter of fiscal year 2025, we reorganized our operating segments; see Note 22, "Segment Information" for more information about our segment reorganization. As a result, we used the relative fair value allocation approach to reassign approximately $1.274 billion of goodwill from our Applied Markets segment (formerly our Life Sciences and Applied Markets segment) to our Agilent CrossLab and Life Sciences and Diagnostics Markets segments. Of the $1.274 billion goodwill reallocated, $365 million was reassigned to Life Sciences and Diagnostics Markets segment and $909 million was reassigned to Agilent CrossLab segment. Goodwill balances as of October 31, 2022, 2023 and 2024, have been recast to conform to this new presentation. As a result of the reorganization, our reporting units are: Life Sciences and Diagnostics Markets, Agilent CrossLab and Applied Markets segments.
In connection with the divestiture of our Resolution Bioscience business in the fourth quarter of fiscal year 2023, we received $50 million in cash and recorded a gain on the divestiture of $43 million in other income (expense), net in the consolidated statement of operations which included an adjustment to goodwill of $13 million in our Life Sciences and Diagnostics Markets segment. We used the relative fair value approach in determining the adjustment to goodwill.
As of September 30, 2024, our annual impairment test date, we assessed goodwill for our reporting units, and no impairment of goodwill was indicated. There was no impairment of goodwill in fiscal years 2023 and 2022.
The component parts of other intangible assets at October 31, 2023 and 2024 are shown in the table below:

	Other Intangible Assets
	Gross Carrying Amount	Accumulated Amortization	Net Book Value
	(in millions)
As of October 31, 2023:
Purchased technology	$1,467	$1,093	$374
Trademark/Trade name	196	163	33
Customer relationships	149	112	37
Third-party technology and licenses	34	13	21
Total amortizable intangible assets	$1,846	$1,381	$465
In-Process R&D	10	—	10
Total	$1,856	$1,381	$475
As of October 31, 2024:
Purchased technology	$1,484	$1,169	$315
Backlog	9	—	9
Trademark/Trade name	199	174	25
Customer relationships	291	107	184
Third-party technology and licenses	33	19	14
Total amortizable intangible assets	$2,016	$1,469	$547
In-Process R&D	—	—	—
Total	$2,016	$1,469	$547

In fiscal year 2024, we recorded additions of $526 million to goodwill in our Life Sciences and Diagnostics Markets segment related to the BIOVECTRA acquisition. In addition, we recorded $188 million to other intangible assets related to BIOVECTRA and another acquisition. As of October 31, 2024, gross carrying amount of customer relationships includes approximately $165 million related to BIOVECTRA which was valued using the multi-period excess earnings method under the income approach which values the customer relationships by discounting the direct cash flow expected to be generated by the customers.

During fiscal year 2024, we reclassified $4 million of in-process research and development intangible assets to purchased technology upon the completion of a project. During fiscal year 2024, other intangible assets in total decreased $5 million due to the impact of foreign currency translation. During 2024, we also wrote-off the gross carrying amounts of $18 million and the related accumulated amortization of fully amortized intangible assets which were no longer being used.

In fiscal year 2023, we acquired two businesses for a total purchase price of $51 million. As a result, we recorded additions of $15 million to goodwill and $50 million to other intangible assets in our Life Sciences and Diagnostics Markets and Agilent CrossLab segments primarily related to these two acquisitions. During fiscal year 2023, other intangible assets in total increased $2 million due to the impact of foreign currency translation. During 2023, we also wrote-off the gross carrying amounts of $7 million and the related accumulated amortization of fully amortized intangible assets which were no longer being used.

In general, for United States federal tax purposes, goodwill from asset purchases is amortizable; however, any goodwill created as part of a stock acquisition is not deductible.

During fiscal year 2024, we recorded an impairment of in-process research and development of $6 million in research and development in the consolidated statement of operations related to a project in our Applied Markets segment. There were no impairments of indefinite-lived intangible assets during fiscal years 2023 and 2022.

During fiscal years 2024 and 2022, there were no impairments of finite-lived intangible assets recorded. During the third quarter of fiscal year 2023, we recorded an impairment of finite-lived intangible assets of $258 million related to the exit of our Resolution Bioscience business in our Life Sciences and Diagnostics Markets segment. Of the $258 million, $249 million was recorded in cost of sales and $9 million was recorded in selling, general and administrative expenses on our consolidated statement of operations.

Amortization expense of intangible assets was $105 million in 2024, $140 million in 2023, and $192 million in 2022.
Future amortization expense related to existing finite-lived purchased intangible assets associated with business combinations for the next five fiscal years and thereafter is estimated below:

Estimated future amortization expense:
(in millions)
2025	$104
2026	$75
2027	$72
2028	$65
2029	$61
Thereafter	$170